                                                                EXHIBIT 10.40-B
                  CONSENT, AMENDMENT NO. 2 TO LOAN DOCUMENTS
                  AND WAIVER AS TO CERTAIN EVENTS OF DEFAULT
                  ------------------------------------------



                                                                  March 25, 1998


Foothill Capital Corporation
11111 Santa Monica Boulevard, Suite 1500
Los Angeles, California 90025


Ladies and Gentlemen:

     Foothill Capital Corporation ("Foothill") and KPR Sports International, Inc. ("KPR") and RYKA Inc. ("Ryka", and together with KPR, individually, "Borrower" and collectively, "Borrowers") have entered into certain financing arrangements pursuant to the Amended and Restated Loan and Security Agreement dated as of December 15, 1997 by and among Foothill and Borrowers as amended by Consent, Amendment No. 1 to Loan Documents and Subordination Agreement, dated as of January __, 1998, and Amendment No. 1 to Amended and Restated Loan and Security Agreement dated as of February 20, 1998 (the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement as the same are amended hereby, and as the same may be amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Loan Documents"). All capitalized terms used herein shall have the meaning assigned thereto in the other Loan Documents, unless otherwise defined herein.

     Borrowers have requested that Foothill (a) agree to accept consolidated financial statements of Holding Company delivered by Borrowers to satisfy certain financial reporting requirements set forth in the Loan Agreement, (b) agree that requirements as to the maintenance of certain amounts of EBITDA on a consolidated basis during certain time periods shall apply to Holding Company, on a consolidated basis, rather than Borrowers, (c) agree to change the minimum required amount of EBITDA, (d) provide a temporary waiver of compliance with respect to certain covenants set forth in the Loan Agreement and a temporary waiver of certain Events of Default, (e) consent to payment by Borrowers of Periodic Rubin Interest Payments, and (e) amend the Loan Agreement in connection with the foregoing.

     Foothill is willing to consent to the foregoing subject to the terms and conditions contained herein. By this Consent, Amendment and Waiver, Foothill and Borrowers desire and intend to evidence such consent, amendments and waivers.

     In consideration of the foregoing, the parties hereto agree as follows:

     1.   Financial Statements, Reports, Certificates.
          -------------------------------------------

     Section 6.3 of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "FINANCIAL STATEMENTS, REPORTS, CERTIFICATES.  Deliver to Foothill:
          (a) as soon as available, but in any event within 30 days after the end of (x) each month during each of Holding Company's fiscal years, a company prepared consolidated balance sheet and income statement of Holding Company, and (y) each fiscal quarter during each of Holding Company's fiscal years, a company prepared consolidated statement of cash flow, covering Holding Company's consolidated operations during such period; and (b) as soon as available, but in any event within 90 days after the end of each of Holding Company's fiscal years, consolidated financial statements of Holding Company for each such fiscal year, audited by independent certified public accountants reasonably acceptable to Foothill and certified, without any qualifications (except that the certification of the financial statements for the fiscal year ended December 31, 1997 only shall be permitted to contain a "going concern" emphasis and no other factor, event or condition), by such accountants to have been prepared in accordance with GAAP, together with a certificate of such accountants addressed to Foothill stating that such accountants do not have knowledge of the existence of any Default or Event of Default. Such audited financial statements shall include a balance sheet, profit and loss statement, and statement of cash flow, each prepared on a consolidated basis, and, if prepared, such accountants' letter to management.

               Together with the above, Borrowers also shall deliver to Foothill Holding Company's Form 10-Q Quarterly Reports, Form 10-K Annual Reports, and Form 8-K Current Reports, and any other filings made by Holding Company with the Securities and Exchange Commission, if any, as soon as the same are filed, or any other information that is provided by Holding Company to its shareholders, and each Borrower shall deliver to Foothill any other report reasonably requested by Foothill relating to the financial condition of Holding Company.

               Each month, together with the financial statements provided pursuant to Section 6.3(a), Borrowers shall
                      --------------

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          deliver to Foothill a certificate signed by Holding Company's chief financial officer to the effect that: (i) all financial statements delivered or caused to be delivered to Foothill hereunder have been prepared in accordance with GAAP (except, in the case of unaudited financial statements, for the lack of footnotes and being subject to year-end audit adjustments) and fairly present the financial condition of Holding Company, on a consolidated basis, (ii) the representations and warranties of each Borrower contained in this Agreement and the other Loan Documents are true and correct in all material respects on and as of the date of such certificate, as though made on and as of such date (except to the extent that such representations and warranties relate solely to an earlier date), (iii) for each month that also is the date on which a financial covenant in Section 7.20 is
                                                                 ------------
          to be tested, a Compliance Certificate demonstrating in reasonable detail compliance at the end of such period with the applicable financial covenants contained in Section 7.20, and (iv) on the date of
                                           ------------
          delivery of such certificate to Foothill there does not exist any condition or event that constitutes a Default or Event of Default (or, in the case of clauses (i), (ii), or (iii), to the extent of any non-compliance, describing such non-compliance as to which he or she may have knowledge and what action such Borrower has taken, is taking, or proposes to take with respect thereto).

               Borrowers shall have caused Holding Company to issue written instructions to its independent certified public accountants authorizing them to communicate with Foothill and to release to Foothill whatever financial information concerning Borrowers and Holding Company that Foothill may request. Each Borrower hereby irrevocably authorizes and directs, and Holding Company, by its execution and delivery of Consent, Amendment No. 2 to Loan Documents and Waiver as to Certain Events of Default, dated March __, 1998 among Foothill and Borrowers, irrevocably authorizes and directs all auditors, accountants, or other third parties to deliver to Foothill, at Borrowers' expense, copies of Holding Company's financial statements, papers related thereto, and other accounting records of any nature in their possession, and to disclose to Foothill any information they may have regarding Holding Company's and each Borrower's business affairs and financial condition."

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

     2.   Financial Covenants.
          -------------------

          (a) Section 7.20(a) of the Loan Agreement is hereby deleted in its entirety and the following substituted therefor:

          "(a) Fail to have EBITDA on a consolidated basis for Holding Company during the following periods of not less than the following respective amounts:

                    (i) during the period from January 31, 1998, through December 31, 1998, at the last day of each calendar month during such period, Annualized EBITDA of not less than $5,000,000, plus an amount equal to the Periodic Rubin Interest Payments.

                    (ii) From and after January 1, 1999, at the last day of each calendar month, EBITDA for the preceding twelve calendar months ending on such last day of not less than $5,000,000, plus an amount equal to the Periodic Rubin Interest Payments."

          (b) Section 7.20(b)(i) of the Loan Agreement is hereby amended by (i) deleting "Borrowers" in the second line thereof and substituting therefor "Holding Company"; (ii) deleting "July 1, 1997" in the third line thereof and substituting therefor "January 31, 1998".

          (c) Section 7.20(b)(iii) of the Loan Agreement is hereby amended by deleting the date "July 1, 1997" in clause (x) thereof and substituting therefor "January 31, 1998".

     3.   Permitted Payments Under Rubin Subordination Agreement.
          ------------------------------------------------------

          Notwithstanding anything to the contrary contained in Section 7.20 of the Loan Agreement or in Section 2.2(a) of the Subordination Agreement dated November 20, 1998 (the "Rubin Subordination Agreement"), by and among KPR, Foothill and Michael Rubin, as ratified and amended, Foothill hereby consents to and permits Borrowers to make a payment of interest (the "Permitted Payment") due under the Junior Creditor Agreements (as such term is defined in the Rubin Subordination Agreement), provided, that such payment (i) is a regularly
                          --------  ----
scheduled payment of interest for the period commencing December 1, 1997 through the date such payment is made, on an unaccelerated basis, in respect of the Junior Debt (as such term is defined in the Rubin Subordination Agreement) in accordance with the terms of the Junior Credit Agreements, including, without limitation, at the interest rate set forth therein, and (ii) is made on or before April 30, 1998, or such other date as Foothill shall consent to in writing. Foothill acknowledges that the Permitted Payment shall not be considered to be a "Periodic Rubin Interest Payment" for purposes

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

of determining Borrowers' compliance with Section 7.20 of the Loan Agreement for any period which includes the calendar month during which such Permitted Payment was made.

     4.   Waivers.
          -------

          (a) Foothill hereby waives Borrower's failure to comply with the covenant set forth in Section 7.20(a) of the Loan Agreement to the extent, and only to the extent, of Borrowers' failure to have Annualized EBITDA on a consolidated basis during the period of December 15, 1997 through January 31, 1998, in the minimum amount required under Section 7.20(a), and any Event of Default under Section 8.2 of the Loan Agreement consisting of such failure.

          (b) Foothill hereby waives any Event of Default under Sections 8.2 and 8.11 of the Loan Agreement consisting of the making of the Permitted Payment pursuant to and in accordance with Section 3 herein.

          (c) Foothill has not waived and is not by this Consent, Amendment and Waiver waiving, and has no intention of waiving any other Event of Default which may have occurred prior to the date hereof, or may be continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Events of Default referred to Sections 3(a) and 3(b) above or otherwise) and Foothill reserves the right, in its discretion, to exercise any and all of its rights and remedies arising under the terms of the Loan Documents as a result of any Event of Default which may have occurred prior to the date hereof, or are continuing on the date hereof or any Event of Default which may occur after the date hereof (whether the same or similar to the Events of Default described in Sections 3(a) and 3(b) above or otherwise). The waivers contained in Sections 3(a) and 3(b) shall not constitute waivers of any Events of Default arising as a result of the failure of Borrowers to comply with
Section 8 of the Loan Agreement at any time after the date of this Consent, Amendment and Waiver (except as otherwise provided herein).

     5.   Fee.
          ---

          As partial consideration for Foothill's entering into this Consent, Amendment and Waiver and Foothill's agreement hereunder, Borrowers shall pay to Foothill a fee in the amount of $5,000, which shall be fully earned and payable as of the date hereof, and may be charged by Lender directly to Borrowers' Revolving Loan account maintained by Foothill.

     6.   Representations and Warranties.  In addition to the continuing
          ------------------------------
representations, warranties and covenants heretofore or hereafter made by Borrowers to Foothill pursuant to the Loan

Documents, each Borrower hereby represents, warrants and covenants with and to Foothill as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Documents):

          (a) No Event of Default exists on the date of this Consent, Amendment and Waiver.

          (b) This Consent, Amendment and Waiver has been duly executed and delivered by Borrowers and is in full force and effect as of the date hereof, and the agreements and obligations of Borrowers contained herein constitute legal, valid and binding obligations of Borrowers enforceable against each Borrower in accordance with their respective terms.

     7.   Conditions Precedent.  The consent, amendments and waivers herein
          --------------------
shall be effective upon the receipt by Foothill of a copy of this Consent, Amendment and Waiver, duly authorized, executed and delivered by Borrowers.

     8.   Effect of this Consent, Amendment and Waiver.  Except as modified
          --------------------------------------------
pursuant hereto, no other changes or modifications to the Loan Documents are intended or implied and in all other respects the Loan Documents are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms hereof and the other Loan Documents, the terms hereof shall control.

     9.   Further Assurances.  The parties hereto shall execute and deliver such
          ------------------
additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Consent, Amendment and Waiver.

     10.  Governing Law.  The rights and obligations hereunder of each of the
          -------------
parties hereto shall be governed by and interpreted and determined in accordance with the laws of the State of New York.

     11.  Binding Effect.  This Consent, Amendment and Waiver shall be binding
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upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

     12.  Counterparts.  This Consent, Amendment and Waiver may be executed in
          ------------
any number of counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Consent, Amendment and Waiver, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereof.

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

     Please sign the enclosed counterpart of this Consent, Amendment and Waiver in the space provided below, whereupon this Consent, Amendment and Waiver, as so accepted by Foothill, shall become a binding agreement among Borrowers and Foothill.

                                    Very truly yours,

                                    KPR SPORTS INTERNATIONAL, INC.

                                    By:/s/ Steven A. Wolf
                                       ---------------------------

                                    Title: VP, CFO
                                          ------------------------

                                    RYKA, INC.

                                    By:/s/ Steven A. Wolf
                                       ---------------------------

                                    Title: VP, CFO
                                          ------------------------

AGREED:

FOOTHILL CAPITAL CORPORATION

By:/s/ Bruce Rivers
   ---------------------------

Title: AVP
      ------------------------

ACKNOWLEDGED AND AGREED TO
IN ALL RESPECTS:

APEX SPORTS INTERNATIONAL, INC.

By:/s/ Michael G. Rubin
   ---------------------------

Title:________________________

MR MANAGEMENT INC.

By:/s/ Michael G. Rubin
   ---------------------------

Title:________________________

/s/ Michael G. Rubin
------------------------------
MICHAEL RUBIN



                      [SIGNATURES CONTINUE ON NEXT PAGE]

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                   [SIGNATURES CONTINUED FROM PREVIOUS PAGE]


ACKNOWLEDGED AND AGREED TO
IN ALL RESPECTS, INCLUDING,
WITHOUT LIMITATION, FOR PURPOSES
OF SECTION 6.3 OF THE LOAN AGREEMENT
AS AMENDED ABOVE:

GLOBAL SPORTS, INC.

By:/s/ Steven A. Wolf
   --------------------------

Title: VP, CFO
      -----------------------

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